Exhibit 10.27

HELMERICH & PAYNE, INC.

2016 OMNIBUS INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

Participant Name:	Date of Grant:

Shares Subject to Option:

Expiration Date:

Option Price:

Vesting Schedule

Vesting Dates	Percent of Option Exercisable
%
%
%
%
%

NONQUALIFIED STOCK OPTION AGREEMENT

UNDER THE HELMERICH & PAYNE, INC.

2016 OMNIBUS INCENTIVE PLAN

THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Option Agreement”), is made as of the grant date set forth on the cover page of this Option Agreement (the “Cover Page”) at Tulsa, Oklahoma by and between the participant named on the Cover Page (the “Participant”) and Helmerich & Payne, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Participant is an employee of the Company or an Affiliate or Subsidiary of the Company, and it is important to the Company that the Participant be encouraged to remain in the employ of the Company or its Affiliate or Subsidiary; and

WHEREAS, in recognition of such facts, the Company desires to provide to the Participant an opportunity to purchase Common Shares of the Company, as hereinafter provided, pursuant to the “Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan” (the “Plan”), a copy of which has been provided to the Participant; and

WHEREAS, any capitalized terms used but not defined herein have the same meanings given them in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the Participant and the Company hereby agree as follows:

Section 1.                                          Grant of Option.  The Company hereby grants to the Participant a nonqualified stock option (the “Option”) to purchase all or any part of the number of Shares set forth on the Cover Page, under and subject to the terms and conditions of this Option Agreement and the Plan, which is incorporated herein by reference and made a part hereof for all purposes.  The purchase price for each Share to be purchased hereunder shall be the option price set forth on the Cover Page (the “Option Price”) which shall equal the per-share Fair Market Value of the Shares covered by this Option on the Date of Grant.

Section 2.                                          Times of Exercise of Option.  The Participant shall be eligible to exercise the Option pursuant to the vesting schedule set forth on the Cover Page (the “Vesting Schedule”), subject to the applicable provisions of the Plan and this Option Agreement having been satisfied.  Upon satisfaction of the vesting conditions, the Participant may exercise the Option on or after the applicable vesting date specified on the Cover Page (the “Vesting Dates”), on a cumulative basis, with respect to a number of Shares determined by multiplying the aggregate number of Shares subject to the Option set forth on the Cover Page by the designated percentage set forth on the Cover Page.

Section 3.                                          Term of Option.  Subject to earlier termination as hereafter provided, the Option shall expire at the close of business on the expiration date set forth on the Cover Page and may not be exercised after such expiration date; provided, however, in no event shall the term of the Option be longer than ten years from the Date of Grant.  Unless vesting is accelerated or extended pursuant to the terms of Section 6, the Option, to the extent unvested, shall be forfeited upon the Participant’s termination of employment.

Section 4.                                          Transferability of Option.

(a)                                 General.  Except as provided in Section 4(b) hereof, the Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above and in Section 4(b) hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

(b)                                 Limited Transferability of Option.  The Option may be transferred by the Participant in whole or in part to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership in which such Immediate Family Members are the only partners; provided that there may be no consideration for any such transfer and subsequent transfers of the transferred Option shall be prohibited except those in accordance with Section 4(a) hereof.  Following transfer, any Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 4(b) the term “Participant” shall be deemed to refer to the transferee.  The events of termination of employment in the Plan and this Option Agreement shall continue to be applied with respect to the original Participant, following which the transferred Option shall be exercisable by the transferee only to the extent, and for the periods specified in the Plan and this Option Agreement.  No transfer pursuant to this Section 4(b) shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Committee shall request.

Section 5.                                          Employment.  So long as the Participant shall continue to be a full-time and continuous employee of the Company, its Affiliates or Subsidiaries, or a corporation or a parent or subsidiary of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies, the Option shall not be affected by any change of duties or position.  Nothing in the Plan or in this Option Agreement shall confer upon the Participant any right to continue in the employ of the Company or its Affiliates or Subsidiaries, or interfere in any way with the right of the Company or its Affiliates or Subsidiaries to terminate the Participant’s employment at any time.

Section 6.                                          Vesting of Option on Death, Retirement, Disability or Change in Control.  In the event of the Participant’s death after the date Participant becomes eligible for Retirement, the Option, to the extent not yet then vested, shall become automatically fully vested.  In the event the Participant voluntarily terminates employment by the delivery to the Company of a written notice of such voluntary termination prior to the Participant’s involuntary termination or the Participant terminates employment due to Disability, in each case, following the date he becomes eligible for Retirement, subject to the provisions of Section 9, the Participant shall be eligible to continue to vest in accordance with the Vesting Schedule provided that (i) the Participant is continuously employed as a full-time employee through the one-year anniversary of the Date of Grant, (ii) the Participant complies with the requirements set forth in Section 8 below at all times during the remainder of the Vesting Schedule and (iii) the Participant executes and delivers to the Company a compliance certificate in the form attached hereto as Exhibit A indicating the Participant’s full compliance with Section 8 on or before November 1 of each year during the remainder of the Vesting Schedule.  The Committee, in its sole discretion, may accelerate, in whole or in part, the vesting of the Option to the extent the applicable Vesting Date(s) has not yet occurred upon the Participant’s (i) Disability, (ii) death, (iii) Retirement or (iv) upon a Change in Control.

Section 7.                                          Period of Exercise Upon Termination of Employment.  With respect to Shares subject to the Option for which the applicable Vesting Dates have occurred or for which the Committee has accelerated or extended vesting in accordance with Section 6, the Participant, or the representative of a deceased Participant, shall be entitled to purchase such Shares during the remaining term of the Option if the Participant’s employment was terminated as a result of death or Disability or if the Participant voluntarily terminated employment while eligible for Retirement.  If the Participant’s employment is terminated by the Company for Cause, the Option, whether vested or unvested, shall cease to be exercisable as of the date of such termination.  If the Participant’s employment was terminated for any other reason, the Participant shall be entitled to exercise the Option to the extent vested for a period of three months from such date of termination and the Option shall thereupon terminate.

Section 8.                                          Nonsolicitation.  During employment with the Company and for a period of twelve (12) months thereafter, and as a condition to continued vesting pursuant to Section 7, if applicable, Participant shall not solicit the established customers of the Company wherever located (or if this geographic area shall be unenforceable by law, then in such geographic area as shall be enforceable) for the sale of any product or service competitive with any product or service offered for sale by the Company at the time of the termination of Participant’s employment.  For purposes of this Option Agreement, “solicit” shall mean to contact an established customer directly, whether by announcement, e-mail, note, letter or other direct mail, telephone call, personal visit, business meeting, or any other method, which contact either is designed to or has the effect of inducing, promoting or advancing a prohibited sale by Participant or on Participant’s behalf to that customer.  An “established customer” means any entity that Participant knows or should know is purchasing or has a written or unwritten agreement to purchase one or more products and/or services from the Company at the time of termination of Participant’s employment or any entity with whom the Company had, at the time of the termination of Participant’s employment, exchanged confidential information in anticipation of negotiating for the sale of products and/or services in the foreseeable future.  “Offered for sale” includes products/services which Participant knows or should know have been ordered or have otherwise been prepared by the Company for imminent offering.  Further, during employment with the Company and for a period of twelve (12) months thereafter, and as a condition to continued vesting pursuant to Section 7, if applicable, Participant shall not, directly or indirectly, solicit for employment or employ any of the Company’s current or former employees on behalf of any other employer.  In the event the Committee determines in its sole judgment that Participant has solicited customers or employees of the Company in contravention of this Section 8, any unvested shares of Stock shall be forfeited.

Section 9.                                          Suspension or Termination of Awards.

(a)         This Option Agreement and all rights the Participant, or any person claiming through the Participant, may have under this Option Agreement shall be subject to all applicable policies the Company has established or may establish after the date of this Option Agreement, including without limitation any policy regarding the recoupment of compensation.

(b)         In any event, if at any time (including after notice of exercise has been delivered) the Committee reasonably believes that the Participant has committed an act of misconduct as described in this subsection (b), the Committee may suspend the Participant’s right to exercise or receive any Award pending a determination of whether an act of misconduct has been committed.  If the Committee determines the Participant has committed an illegal act, fraud, embezzlement or deliberate disregard of Company rules or policies (including any violation of the Participant’s non-disclosure, non-compete or similar agreement) that may reasonably be expected to result in loss, damage or injury to the Company, the Committee may (i) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested or deferred and/or (ii) if such conduct or activity occurs during a Company fiscal year in which there was also an exercise or receipt of an Award, require the Participant to repay to the Company any gain realized or value received upon the exercise or receipt of such Award (with such gain or value received valued as of the date of exercise or receipt).  Cancellation and repayment obligations will be effective as of the date specified by the Committee.  Any repayment obligation may be satisfied in Common Shares or cash or a combination thereof (based upon the Fair Market Value of Common Shares on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any affiliate to the Participant if necessary to satisfy the repayment obligation.  The determination regarding cancellation of an Award or a repayment obligation shall be within the sole discretion of the Committee and shall be binding upon the Participant and the Company.

Section 10.                                   Method of Exercising Option.

(a)                                 Procedures for Exercise.  The manner of exercising the Option herein shall be by written notice to the Secretary of the Company at the time the Option, or part thereof, is to be exercised, and in any event prior to the expiration of the Option.  Such notice shall state the election to exercise the Option, the number of Shares to be purchased upon exercise, the form of payment to be used, and shall be signed by the person so exercising the Option.

(b)                                 Form of Payment.  Payment in full for Shares purchased under this Option Agreement shall accompany the Participant’s notice of exercise, together with payment for any applicable withholding taxes.  Payment shall be made (i) in cash or by check, draft or money order payable to the order of the Company; (ii) by delivering unrestricted Common Shares or other equity securities of the Company having a Fair Market Value on the date of payment equal to the amount of the Option Price; (iii) by directing the Company to withhold the number of Shares issued upon exercise of the Option by the largest whole number of Shares having a Fair Market Value on the date of exercise that does not exceed the aggregate Option Price, provided that the Participant shall pay to the Company (in cash or by check, draft or money order payable to the order of the Company) any remaining balance of the aggregate Option Price not satisfied by such deduction in the number of whole Shares to be issued under this clause (iii); or (iv) a combination thereof.  In addition to the foregoing procedures which may be available for the exercise of the Option, the Participant may deliver to the Company a notice of exercise which includes an irrevocable instruction to the Company to deliver the share certificate representing the Shares being purchased, issued in the name of the Participant, to a broker approved by the Company and authorized to trade in the Common Shares of the Company.  Upon receipt of such notice, the Company shall acknowledge receipt of the executed notice of exercise and forward this notice to the broker.  Upon receipt of the copy of the notice which has been acknowledged by the Company, and without waiting for issuance of the actual share certificate with respect to the exercise of the Option, the broker may sell the Shares or any portion thereof. The broker shall deliver directly to the Company that portion of the sales proceeds sufficient to cover the Option Price and withholding taxes, if any.  For all purposes of effecting the exercise of the Option, the date on which the Participant gives the notice of exercise to the Company, together with payment for the Shares being purchased and any applicable withholding taxes, shall be the “date of exercise.”  If a notice of exercise and payment are delivered at different times, the date of exercise shall be the date the Company first has in its possession both the notice and full payment as provided herein.

(c)                                  Further Information.  In the event the Option is exercised by any person other than the Participant, notice of exercise shall also be accompanied by appropriate proof of the right of such person to exercise the Option.

Section 11.                                   Change of Control.  Upon the occurrence of a Change of Control, this Option shall be subject to Section 14 of the Plan.

Section 12.                                   Securities Law Restrictions.  The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Shares to the Participant upon exercise of the Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act of 1933, as amended (the “Securities Act”) or any other federal or state statutes having similar requirements as may be in effect at that time.  The Company shall be under no obligation to register the Option or the Shares underlying the Option pursuant to the Securities Act or any other federal or state securities laws.

Section 13.                                   Payment of Withholding Taxes.  No exercise of the Option may be effected until the Company receives full payment for any required state and federal withholding taxes.  Payment for withholding taxes shall be made in cash, by check, by the Participant surrendering, or the Company retaining from the Shares to be issued upon exercise of the Option, that number of Shares (based on Fair Market Value) that would be necessary to satisfy the requirements for withholding any amounts of taxes due upon the exercise of the Option, or by a combination of the foregoing.  Nothing herein, however, shall be construed as requiring payment of withholding taxes at the time of exercise if payment of taxes is deferred pursuant to any provision of the Code, and actions satisfactory to the Company are taken which are designed to reasonably insure payment of withholding taxes when due.

Section 14.                                   Notices.  All notices and other communications under this Option Agreement shall be in writing and shall be delivered personally or given by certified or registered mail with return receipt requested, and shall be deemed to have been duly given upon personal delivery or three days after mailing to the respective parties as follows: (i) if to the Company, Helmerich & Payne, Inc., 1437 South Boulder Avenue, Tulsa, Oklahoma 74119,  Attn: Secretary of the Company and (ii) if to the Participant, using the contact information on file with the Company.  Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

Section 15.                                   Conflicts; Severability.  In the event of any conflicts between this Option Agreement and the Plan, the latter shall control.  Should any provision of this Option Agreement be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of this Option Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Option Agreement.

Section 16.                                   No Part of Other Plans.  The benefits provided under this Option Agreement or the Plan shall not be deemed to be a part of or considered in the calculation of any other benefit provided by the Company or its Subsidiaries or Affiliates to the Participant.

Section 17.                                   Protections Against Violations of Agreement.  No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, the Option or any of the Shares underlying it in violation of the provisions of this Option Agreement will be valid, and the Company will not transfer any such Shares on its books nor will any such Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with such provisions to the satisfaction of the Company.  The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

Section 18.                                   Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

Section 19.                                   Participant and Award Subject to Plan.  As specific consideration to the Company for the Award, the Participant agrees to be bound by the terms of the Plan and this Option Agreement.

IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the day and year first above written.

HELMERICH & PAYNE, INC., a Delaware corporation

By:

“COMPANY”

“PARTICIPANT”

Compliance Certificate

EXHIBIT A

I hereby certify that I am in full compliance with the covenants contained in that certain Nonqualified Stock Option Agreement (the “Agreement”) dated as of                , 20   between Helmerich & Payne, Inc. and me and have been in full compliance with such covenants at all times during the twelve-month period immediately preceding November 1 of the year designated below.

Dated:

HELMERICH & PAYNE, INC.

2016 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Participant Name:	Date of Grant:

Shares Subject to Restricted Stock Award:

Expiration Date:

Vesting Schedule

Vesting Dates	Percent of Award Vested
%
%
%
%
%

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE HELMERICH & PAYNE, INC.

2016 OMNIBUS INCENTIVE PLAN

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Award Agreement”), is made as of the grant date set forth on the cover page of this Award Agreement (the “Cover Page”) at Tulsa, Oklahoma by and between the participant named on the Cover Page (the “Participant”) and Helmerich & Payne, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Participant is an employee of the Company or an Affiliate or Subsidiary of the Company, and it is important to the Company that the Participant be encouraged to remain in the employ of the Company or its Affiliate or Subsidiary; and

WHEREAS, in recognition of such facts, the Company desires to provide to the Participant an opportunity to receive Common Shares of the Company, as hereinafter provided, pursuant to the “Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan” (the “Plan”), a copy of which has been provided to the Participant; and

WHEREAS, any capitalized terms used but not defined herein have the same meanings given them in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the Participant and the Company hereby agree as follows:

Section 1.                                          Grant of Restricted Stock Award.  The Company hereby grants to the Participant an award (the “Restricted Stock Award”) of               (    ) Shares set forth on the Cover Page, under and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference and made a part hereof for all purposes.

Section 2.                                          Stock Held by Company.  The Restricted Stock Award shall be evidenced via a book entry registration or the issuance of a stock certificate or certificates as determined by the Company.  As a condition precedent to the book entry registration or the issuing of a certificate representing Shares subject to the Restricted Stock Award, the Participant must deliver to the Company a duly executed irrevocable stock power (in blank) covering such Shares represented by the certificate in the form of Exhibit A attached hereto.  Shares subject to the Restricted Stock Award held by the Company pursuant to this Award Agreement shall constitute issued and outstanding shares of Common Stock of the Company for all corporate purposes, and the Participant shall be entitled to vote such Shares and shall receive all cash dividends thereon provided that the right to vote or receive such dividends shall terminate with respect to Shares which have been forfeited as provided under this Award Agreement.  While such Shares are held by the Company and until such Shares have vested on the applicable date set forth on the Cover Page (the “Vesting Date”), the Participant for whose benefit such Shares are held shall not have the right to encumber or otherwise change, sell, assign, transfer, pledge or otherwise dispose of such unvested Shares or any interest therein, and such unvested Shares shall not be subject to attachment or any other legal or equitable process brought by or on behalf of any creditor of such

Participant; and any such attempt to attach or receive Shares in violation of this Award Agreement shall be null and void.

Section 3.                                          Vesting of Restricted Stock Award.

(a)                                 Vesting Schedule.  The Participant shall be eligible to vest in this Restricted Stock Award pursuant to the vesting schedule set forth on the Cover Page (the “Vesting Schedule”), subject to the applicable provisions of the Plan and this Award Agreement having been satisfied.  The Participant shall be vested as of the applicable Vesting Date in the number of Shares determined by multiplying the aggregate number of Shares subject to the Restricted Stock Award set forth on the Cover Page by the corresponding percentage set forth on the Cover Page.

(b)                                 Delivery of Shares.  Reasonably promptly following vesting of a Share, the Company shall cause to be delivered to the Participant a certificate (or make a book entry in the Participant’s name) evidencing such Share, free of the legend described in Section 13.

Section 4.                                          Term of Restricted Stock Award.  Subject to earlier termination as herein provided, the Restricted Stock Award shall expire at the close of business on the expiration date set forth on the Cover Page and no Share subject hereto may become vested after such expiration date.  Unless vesting is accelerated or extended pursuant to the terms of Section 7, unvested Shares subject to the Restricted Stock Award shall be forfeited upon Participant’s termination of employment.

Section 5.                                          Nontransferability of Restricted Stock Award.  The Restricted Stock Award shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Restricted Stock Award contrary to the provisions hereof shall be null and void and without effect.

Section 6.                                          Employment.  Nothing in the Plan or in this Award Agreement shall confer upon the Participant any right to continue in the employ of the Company or its Affiliates or Subsidiaries, or interfere in any way with the right of the Company or its Affiliates or Subsidiaries to terminate the Participant’s employment at any time.

Section 7.                                          Special Vesting of Restricted Stock Award.  In the event of the Participant’s death after the date Participant becomes eligible for Retirement, any and all unvested Shares subject to the Restricted Stock Award shall become automatically fully vested.  In the event the Participant voluntarily terminates employment by the delivery to the Company of a written notice of such voluntary termination prior to the Participant’s involuntary termination or the Participant terminates employment due to Disability, in each case, following the date he becomes eligible for Retirement, subject to the provisions of Section 9, the Participant shall be eligible to continue to vest in accordance with the Vesting Schedule provided that (i) the Participant is continuously employed as a full-time employee through the one-year anniversary of the Date of Grant, (ii) the Participant complies with the requirements set forth in Section 8 below at all times during the remainder of the Vesting Schedule and (iii) the Participant executes and delivers to the Company a compliance certificate in the form attached hereto as Exhibit B indicating the Participant’s full compliance with Section 8 on or before November 1 of each year during the remainder of the Vesting Schedule.  The Committee, in its sole discretion, may accelerate, in whole or in part, the vesting of the Restricted Stock Award to the extent the applicable Vesting Date(s) has not yet occurred upon the Participant’s (i) Disability, (ii) death, (iii) Retirement or (iv) upon a Change in Control.

Section 8.                                          Nonsolicitation.  During employment with the Company and for a period of twelve (12) months thereafter, and as a condition to continued vesting pursuant to Section 7, if applicable, Participant shall not solicit the established customers of the Company wherever located (or if this geographic area shall be unenforceable by law, then in such geographic area as shall be enforceable) for the sale of any product or service competitive with any product or service offered for sale by the Company at the time of the termination of Participant’s employment.  For purposes of this Award Agreement, “solicit” shall mean to contact an established customer directly, whether by announcement, e-mail, note, letter or other direct mail, telephone call, personal visit, business meeting, or any other method, which contact either is designed to or has the effect of inducing, promoting or advancing a prohibited sale by Participant or on Participant’s behalf to that customer.  An “established customer” means any entity that Participant knows or should know is purchasing or has a written or unwritten agreement to purchase one or more products and/or services from the Company at the time of termination of Participant’s employment or any entity with whom the Company had, at the time of the termination of Participant’s employment, exchanged confidential information in anticipation of negotiating for the sale of products and/or services in the foreseeable future.  “Offered for sale” includes products/services which Participant knows or should know have been ordered or have otherwise been prepared by the Company for imminent offering.  Further, during employment with the Company and for a period of twelve (12) months thereafter, and as a condition to continued vesting pursuant to Section 7, if applicable, Participant shall not, directly or indirectly, solicit for employment or employ any of the Company’s current or former employees on behalf of any other employer.  In the event the Committee determines in its sole judgment that Participant has solicited customers or employees of the Company in contravention of this Section 8, any unvested shares of Stock shall be forfeited.

Section 9.                                          Suspension or Termination of Awards.

(a)                                 This Award Agreement and all rights the Participant, or any person claiming through the Participant, may have under this Award Agreement shall be subject to all applicable policies the Company has established or may establish after the date of this Award Agreement, including without limitation any policy regarding the recoupment of compensation.

(b)                                 In any event, if at any time the Committee reasonably believes that the Participant has committed an act of misconduct as described in this subsection (b), the Committee may suspend the Participant’s right to exercise or receive any Award pending a determination of whether an act of misconduct has been committed.  If the Committee determines the Participant has committed an illegal act, fraud, embezzlement or deliberate disregard of Company rules or policies (including any violation of the Participant’s non-disclosure, non-compete or similar agreement) that may reasonably be expected to result in loss, damage or injury to the Company, the Committee may (i) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested or deferred and/or (ii) if such conduct or activity occurs during a Company fiscal year in which there was also an exercise or receipt of an Award, require the Participant to repay to the Company any gain realized or value received upon the exercise or receipt of such Award (with such gain or value received valued as of the date of exercise or receipt). Cancellation and repayment obligations will be effective as of the date specified by the Committee.  Any repayment obligation may be satisfied in Common Shares or cash or a combination thereof (based upon the Fair Market Value of Common Shares on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any affiliate to the Participant if necessary to satisfy the repayment obligation.  The determination regarding cancellation of an Award or a repayment obligation shall be within the sole discretion of the Committee and shall be binding upon the Participant and the Company.

Section 10.                                   Change of Control.  Upon the occurrence of a Change of Control, this Restricted Stock Award shall be subject to Section 14 of the Plan.

Section 11.                                   Securities Law Restrictions.  The Restricted Stock Award shall not be vested to any extent, and the Company shall not be obligated to transfer any Shares to the Participant upon the vesting of the Restricted Stock Award, if such vesting, in the opinion of counsel for the Company, would violate the Securities Act of 1933, as amended (the “Securities Act”) or any other federal or state statutes having similar requirements as may be in effect at that time.  The Company shall be under no obligation to register the Restricted Stock Award or the Shares underlying the Restricted Stock Award pursuant to the Securities Act or any other federal or state securities laws.

Section 12.                                   Withholding of Taxes.  The Company may make such provision as it may deem appropriate for the withholding of any applicable federal, state, or local taxes that it determines it may be obligated to withhold or pay in connection with the vesting of the Shares subject to the Restricted Stock Award.  A Participant must pay the amount of taxes required by law upon the vesting of the Shares subject to the Restricted Stock Award (i) in cash or by check, (ii) by the Participant surrendering, or the Company retaining from the Shares to be issued to the Participant, that number of Shares having a Fair Market Value on the date of payment equal to the amount of such required withholding, or (iii) by a combination of the foregoing.

Section 13.                                   Legends.  The Shares that are subject to the Award shall be subject to the following legend:

“THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT FOR HELMERICH & PAYNE, INC. 2016 OMNIBUS INCENTIVE PLAN DATED THE 1st DAY OF DECEMBER, 2015. ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF SUCH RESTRICTED STOCK AWARD AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT.  A COPY OF THE RESTRICTED STOCK AWARD AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF HELMERICH & PAYNE, INC.”

Section 14.                                   Notices.  All notices and other communications under this Award Agreement shall be in writing and shall be delivered personally or given by certified or registered mail with return receipt requested, and shall be deemed to have been duly given upon personal delivery or three days after mailing to the respective parties as follows: (i) if to the Company, Helmerich & Payne, Inc., 1437 South Boulder Avenue, Tulsa, Oklahoma 74119,  Attn: Secretary of the Company and (ii) if to the Participant, using the contact information on file with the Company.  Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

Section 15.                                   Section 83(b) Election.  If the Participant makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Shares subject to the Restricted Stock Award as of the date of grant, the Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service, together with any required tax withholding.  The Participant hereby acknowledges that it is the Participant’s sole responsibility to file timely the election under Section 83(b) of the Code.

Section 16.                                   Conflicts; Severability.  In the event of any conflicts between this Award Agreement and the Plan, the latter shall control.  Should any provision of this Award Agreement be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of this Award Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Award Agreement.

Section 17.                                   No Part of Other Plans.  The benefits provided under this Award Agreement or the Plan shall not be deemed to be a part of or considered in the calculation of any other benefit provided by the Company or its Subsidiaries or Affiliates to the Participant.

Section 18.                                   Protections Against Violations of Agreement.  No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, the Restricted Stock Award or any of the Shares underlying it in violation of the provisions of this Award Agreement will be valid, and the Company will not transfer any such Shares on its books, unless and until there has been full compliance with such provisions to the satisfaction of the Company.  The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

Section 19.                                   Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Award Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

Section 20.                                   Participant and Award Subject to Plan.  As specific consideration to the Company for the Award, the Participant agrees to be bound by the terms of the Plan and this Agreement.

*          *          *          *

IN WITNESS WHEREOF, the parties have executed this Restricted Stock Award Agreement as of the day and year first above written.

HELMERICH & PAYNE, INC., a Delaware corporation

By:

“COMPANY”

“PARTICIPANT”

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,               , an individual (“Grantee”), hereby irrevocably assigns and conveys to                         , those                                   (       ) shares of the Common Capital Stock of Helmerich & Payne, Inc., a Delaware corporation, $.10 par value, subject to that certain Restricted Stock Award Agreement dated as of                , 20   between Helmerich & Payne, Inc. and Grantee.

DATED:

EXHIBIT B

Compliance Certificate

I hereby certify that I am in full compliance with the covenants contained in that certain Restricted Stock Award Agreement (the “Agreement”) dated as of                , 20   between Helmerich & Payne, Inc. and me and have been in full compliance with such covenants at all times during the twelve-month period immediately preceding November 1 of the year designated below.

Dated: